Short-Term Debt	12 Months Ended
Dec. 31, 2019
Short-Term Debt Disclosure [Abstract]
Short-Term Debt
Short-Term Debt
In November 2018, Teekay Tankers Chartering Pte. Ltd. (or TTCL) a wholly-owned subsidiary of the Company, entered into a working capital loan facility agreement (or the Working Capital Loan), which initially provided available aggregate borrowings of up to $40.0 million for TTCL, and which was subsequently increased to $80.0 million, effective December 2019. Proceeds of the Working Capital Loan are used to provide working capital in relation to certain vessels subject to the RSAs. The Working Capital Loan had an initial maturity date in August 2019 but is continually extended for further periods of six months thereafter until the lender gives notice in writing that no further extensions shall occur. Interest payments are based on LIBOR plus a margin of 3.5%. The Working Capital Loan is collateralized by the assets of TTCL. The Working Capital Loan requires the Company to maintain its paid-in capital contribution under the RSAs and the retained distributions of the RSA counterparties in an amount equal to the greater of (a) an amount equal to the minimum average capital contributed by the RSA counterparties per vessel in respect of the RSA (including cash, bunkers or other working capital contributions and amounts accrued to the RSA counterparties but unpaid) and (b) a minimum capital contribution ranging from $20.0 million to $30.0 million based on the amount borrowed. As at December 31, 2019, $50.0 million (December 31, 2018 - nil) was owing under this facility, and the interest rate on the facility was 5.0% (December 31, 2018 - nil). As of the date these consolidated financial statements were issued, the Company was in compliance with all covenants in respect of this facility.